                                                                    EXHIBIT 10.2

                                                      Corning License No. L03273

NOTE: Information in this document marked with an "[*]" has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

             INTELLECTUAL PROPERTY RIGHTS AGREEMENT BETWEEN CORNING INCORPORATED AND AVANEX CORPORATION RELATING TO PHOTONICS

This Intellectual Property Rights Agreement ("IP Agreement") is agreed to and entered into by and between Corning Incorporated, a New York corporation having a principal place of business at One Riverfront Plaza, Corning, NY 14831 ("Corning") and Avanex Corporation, a Delaware corporation having a principal place of business at 40919 Encyclopedia Circle, Fremont, CA 94538 ("Avanex"). Hereinafter, these two corporations may be referred to individually as a "Party" and collectively as "Parties", as the context requires.

The Parties, along with Alcatel Alstrom ("Alcatel"), are parties to a Purchase Agreement (as defined hereinafter) pursuant to which, among other things, Avanex is purchasing or otherwise acquiring rights in or to certain assets of Corning related to business operations of Corning and/or its Subsidiaries, and products related to those business operations. This IP Agreement is meant to definitively establish Avanex's and Corning's respective rights regarding the intellectual property which is included among the assets being purchased or otherwise acquired.

Therefore, in consideration of the mutual premises recited in this IP Agreement as well as the associated payments and other consideration recited in the Purchase Agreement, the Parties agree as follows, to become effective only upon the Asset Purchase Closing (as defined hereinafter):

1.       DEFINITIONS.

1.1      "ASSET PURCHASE CLOSING" is as defined in the Purchase Agreement.

1.2 "CORNING ASSIGNED COPYRIGHTS" shall mean (i) those registered Copyrights and applications for registration of Copyright owned by Corning or its Subsidiaries as of the Asset Purchase Closing and which are used exclusively in connection with the Corning OCM Products, and
         (ii) unregistered copyrights in the following material owned by Corning or its Subsidiaries as of the Asset Purchase Closing and which are used exclusively in connection with the Corning OCM Products: product schematics, product descriptions, manufacturing instructions, written specifications, laboratory notebooks, computer programs and software tools, drawings and manuals.

1.3 "CORNING ASSIGNED IP" shall mean collectively the Corning Assigned Patents, the Corning Assigned Copyrights and the Corning Assigned Trademarks.

1.4      "CORNING ASSIGNED PATENTS" shall mean (a) the Patents listed in Exhibit
         1.4 attached hereto and (b) any Patents owned by Corning or its Subsidiaries (but excluding Corning Cable Systems and Technical Materials and their respective Subsidiaries) that primarily relate to the design, development, assembly, manufacture, production, testing, storage,

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                                                      Corning License No. L03273

         transportation or delivery of Corning OCM Products and are filed after the date of the signing of the Purchase Agreement until one hundred eighty (180) days after the Asset Purchase Closing; provided, however, that this clause (b) shall not include (i) any Patents which relate to [*], (iii) any Patent acquired from a third party after the Asset Purchase Closing, or (iv) any Patents owned by Corning Cable Systems.

1.5 "CORNING ASSIGNED TRADEMARKS" shall mean those trademarks and service marks, registered and unregistered, applications and renewals therefor, trade names, logos, company names and domain names owned by Corning or its Subsidiaries as of the Asset Purchase Closing listed in Exhibit 1.5 attached hereto.

1.6 "CORNING CABLE SYSTEMS" shall mean the Subsidiary of Corning known as Corning Cable Systems LLC and its Subsidiaries which is involved in the design, development, assembly, manufacture, production, testing, storage, transportation and delivery of (a) products described in the definition of Hardware and Equipment, and (b) Cable Products, i.e., (i) optical, electrical and composite optical-electrical cables, (ii) cable components, (iii) cable installations including, without limitation, inside or outside plant or premises networks installations, and (d) marine or submarine cables.

1.7 "CORNING COMMERCIALIZED OCM PRODUCTS" shall mean those specific Corning OCM Products listed in Exhibit 1.7 attached hereto, which had been marketed and sold to the general public as of the Asset Purchase Closing.

1.8 "CORNING LICENSED COPYRIGHTS" shall mean those Copyrights and copyrightable works, registered and unregistered, and applications for registration thereof that are either owned by Corning or its Subsidiaries (excluding Corning Cable Systems) or to which Corning or its Subsidiaries (excluding Corning Cable Systems) have sublicensing rights, and which have been used, but not exclusively, in connection with the design, development, assembly, manufacture, production, testing, storage, transportation or delivery of Corning OCM Products. Notwithstanding the foregoing, Corning Licensed Copyrights shall not include any system simulation software.

1.9 "CORNING LICENSED KNOW-HOW" shall mean the proprietary non-patented information, inventions and technology that are either owned by Corning or its Subsidiaries or to which Corning or its Subsidiaries have sublicensing rights (but in each case excluding Corning Cable Systems and Technical Materials and their respective Subsidiaries) which as of the Asset Purchase Closing was necessary for or used in the design, development, assembly, manufacture, production, testing, storage, transportation or delivery of Corning OCM Products and was in the possession of the employees of either Corning or its Subsidiaries, including the contents of invention disclosures or laboratory notebooks, computer programs and software tools, drawings, manuals, data, trade secrets, manufacturing processes, formulas, testing methodologies, designs and samples.

         [*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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                                                      Corning License No. L03273

         Notwithstanding the foregoing, Corning Licensed Know-How shall not include technical information (a) owned by Corning Cable Systems or Technical Materials or their respective Subsidiaries, or (b) related to optical fiber, switching, MEMS (micromechanical systems), VCSEL's (vertical cavity surface emitting lasers), [*]. It is understood and acknowledged, however, that Corning Licensed Know-How shall include any proprietary non-patented information, inventions and technology which, as of the Asset Purchase Closing, was necessary for or used in the design, development, assembly, manufacture, production, testing, storage, transportation or delivery of the Corning Commercialized OCM Products and which is delivered to Avanex pursuant to this IP Agreement or the Purchase Agreement, that would otherwise be excluded from Corning Licensed Know-How by the preceding sentence, unless, to Avanex's knowledge or the knowledge of any former Corning employee who becomes employed by Avanex subsequent to the Asset Purchase Closing, it falls within the exclusions of the preceding sentence.

1.10 "CORNING NON-EXCLUSIVE LICENSED PATENTS" shall mean (a) those Patents listed in Exhibit 1.10 attached hereto, (b) all Patents owned by Corning or its Subsidiaries (excluding Corning Cable Systems) or to which Corning or its Subsidiaries (excluding Corning Cable Systems) have sublicensing rights: (i) that are entitled to an effective filing date in the period beginning on the signing date of the Purchase Agreement and terminating one hundred eighty (180) days after the Asset Purchase Closing, and (ii) for which the named inventors were employed in the Technical Materials business at the time the invention was conceived or first reduced to practice.

1.11 "CORNING SOLELY LICENSED PATENTS" shall mean (a) those Patents (other than those listed in Exhibit 1.10) owned by Corning or its Subsidiaries, or to which Corning or its Subsidiaries have sublicensing rights , as of the date of signing of the Purchase Agreement that, although having use for the design, development, assembly, manufacture, production, testing, storage, transportation or delivery of Corning OCM Products, are usable with, or have application to, other products, fields or businesses, and (b) those Patents owned by Corning or its Subsidiaries as of the Asset Purchase Closing that relate primarily to [*], as well as, in each case, any such Patents (other than those included in subsection (b) of Section 1.10 above) that are entitled to an effective filing date in the period beginning on the signing date of the Purchase Agreement and terminating one hundred eighty (180) days after the Asset Purchase Closing. However, this definition shall not include any Patents which are: (i) related to [*], (iv) any of the Patents listed in Exhibit 1.11a, attached hereto; (v) any Patents acquired from a third party after the Asset Purchase Closing, (vi) any Patents owned by Corning Cable Systems other than those listed in
         Exhibit 1.11b, or (vii) any Patents for which Corning Cable Systems alone has a right to grant sublicensing rights.

         [*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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                                                      Corning License No. L03273

 1.12 "CORNING OCM PRODUCTS" shall mean the products of Corning or its Subsidiaries that are within the product categories set forth in
         Exhibit 1.12 attached hereto, including any such products under development.

1.13 "CORNING THIRD PARTY IP" shall mean the Intellectual Property licensed to Corning or its Subsidiaries under a Corning Third Party IP Contract.

1.14 "CORNING TRANSFERRED THIRD PARTY IP CONTRACTS" shall mean all contracts set forth in Exhibit 1.14 attached hereto.

1.15 "DIAMOND TURNING" means the business unit of Corning that deals with the use of diamond tools, air bearings, stable platforms and precision feedback mechanisms to achieve optical quality finishes on various materials, including, but not limited to, aluminum, electroless nickel, brass, copper and IR (infrared) crystals.

1.16 "DISPERSION COMPENSATION MODULE" means a device, separate from a coated or cabled optical fiber and packaged within its own container, intended to compensate for the chromatic degradation of an optical signal propagating in the optical fiber over a distance greater than 10 km; provided, however, that although a Dispersion Compensation Module includes dispersion-compensating optical fiber, a dispersion-compensating optical fiber by itself shall not be considered to be a Dispersion Compensation Module.

1.17 "FIBER SUPPLY AGREEMENT" means that certain Fiber Supply Agreement entered into by Corning and Avanex under which Avanex has certain obligations to purchase dispersion-compensating optical fiber from Corning.

1.18 "HARDWARE & EQUIPMENT" means the business unit of Corning that deals with: (a) fiber optic hardware including without limitation fiber optic connectors, adapters, the purchase and resale of variable attenuators, fixed attenuators, fiber optic cable assemblies, joint wrappers/covers, splitters and taps (fused fiber), and filters; (b) cable installations including without limitation inside or outside plant, or premises networks installations, data, CATV, or telephone network electrical or fiber optic joints or terminations including without limitation electrical circuit connection or protection, distribution frames and components, digital subscriber lines and splitters, housings, network interface devices, measurement devices (i.e., OTDRs, hand-held optical meters for testing optical circuits such as for wavelength and power measurement and optical traffic and throughput and traffic indication, fault locators), testers and test units; (c) aerial network transmission products including without limitation lashing, fastening, jointing, terminating or insulating; (d) splicing equipment including without limitation optical fusion splicing equipment; and (e) fiber optic hardware and equipment for marine or submarine networks.

1.19 "INTELLECTUAL PROPERTY" shall mean any or all of the following and all rights in, arising out of, or associated therewith: (i) Patents, (ii) all inventions (whether patentable or not), invention disclosures, improvements, trade secrets, proprietary information, know how,

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                                                      Corning License No. L03273

         technology, technical data, and all documentation relating to any of the foregoing ("KNOW-HOW"), (iii) all copyrights, copyrights registrations and applications for registration thereof ("COPYRIGHTS"),
         (iv) all industrial designs and any registrations and applications therefor throughout the world, and (v) all databases and data collections and all rights therein throughout the world, and (vi) all equivalent rights under the laws of any jurisdiction.

1.20 "PATENT" shall mean any and all forms of patents issued or granted anywhere in the world, reissued and reexamined patents, continuations, continuations-in-part, divisions and extensions thereof, applications therefor and any patents which may issue on such applications, in each case which have not been abandoned or expired.

1.21 "PURCHASE AGREEMENT" means that certain Share Acquisition and Asset Purchase Agreement, among Avanex, Corning and Alcatel that establishes the underlying transaction related to the purchase or acquisition of Corning's assets as contemplated by the Parties.

1.22 "AVANEX COMPETITOR" means the entities listed in Exhibit 1.22 and any successor to the entities. [*] within every [*] period after the Asset Purchase Closing, Avanex may substitute [*] new entities for those currently on the list by providing written notice to Corning.

1.23 "SUBSIDIARY" shall mean, when used with respect to any party, any corporation or other organization, whether incorporated or unincorporated, at least a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the Board of Directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such party or by any one or more of its subsidiaries, or by such party and one or more of its subsidiaries.

1.24 "TECHNICAL MATERIALS" means the business unit of Corning (including the business unit called Photonic Materials) that deals with various micromaterials and microlenses suitable for a variety of optical components including, but not limited to, lensed fibers, GRIN (gradient index) lenses, glass polarizers, optical element-holding devices (i.e., devices for holding, positioning and aligning micromaterials and microlenses), fiber arrays, collimator arrays (i.e., functional arrays made by combining various holding, positioning and aligning devices and lensing technologies included within this definition) and lens arrays.

2.       ASSIGNMENT OF CORNING ASSIGNED PATENTS.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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                                                      Corning License No. L03273

2.1 At the Asset Purchase Closing, subject to the terms and conditions set forth in this IP Agreement, Corning or the applicable Subsidiary shall sell, convey, transfer and assign all of Corning's or its Subsidiary's right, title and interest in and to the Corning Assigned Patents to Avanex or one or more of its designated Subsidiaries, and Avanex or one or more of its designated Subsidiaries shall purchase from Corning such right, title and interest.

2.2 If, due to the fact that either (a) any Corning Assigned Patent claims priority from any Patent retained by Corning or its Subsidiaries or (b) any Patent retained by Corning or its Subsidiaries claims priority to any Corning Assigned Patent, either Party is impeded in its ability either to license a third party under a particular Patent or to assert a particular Patent against a third party, the Parties will cooperate in good faith with each other to resolve such issue, including one of the Parties extending to the other Party a reasonable offer to sell or license such Patents needed to resolve such issue. The determination as to whether or not any Patent will be sold or licensed and, if so, which Party's Patent will be sold or licensed, shall be based on a good faith consideration of the relative impact on each Party's respective business interests likely to be caused by the transfer of rights in any such Patent. In the event that the decision is made to sell, rather than to license, a Patent, the selling Party shall retain a license under such Patent of appropriate scope, in order to permit the selling Party to continue its business operations; provided, however, that such scope shall, unless otherwise agreed to by the Parties, be equivalent to the rights each Party had in such Patent under this IP Agreement prior to the sale.

         If Avanex is a party to a lawsuit pertaining to a Corning Assigned Patent and does not request that Corning participate in the management and control of such suit, and as the result of litigation against a third party for the infringement of such Patent, Avanex obtains a recovery (through settlement, order, or judgment) against such third party, and a portion of such recovery pertains to acts of infringement occurring prior to the execution of this IP Agreement, Avanex shall deduct from such recovery Avanex's litigation costs, and shall remit to Corning a pro rata share of the remainder of the recovery, based on the ratio of the portion of the recovery attributable to such prior acts of infringement divided by the total recovery. In any such litigation, Corning shall, at the request of Avanex, cooperate in the manner outlined in Section 14.1(i).

         If Avanex requests that Corning participate in the management and control of the litigation against a third party for the infringement of any Corning Assigned Patent and Corning agrees to participate, the Parties shall equally share in all external expenses associated with the ligitation except with respect to any expenses associated with any claims in the suit which are ancillary to the Corning Assigned Patent. For such expenses, the Party associated with such ancillary claim shall bear all those expenses. In such litigations, Corning's consent with respect to all matters of management, control, settlement, consent judgment, or voluntary final disposition of the litigation will be required. Each Party must obtain the other Party's consent to grant to the third party alleged infringer or any of its affiliates any license or sublicense to the Corning Assigned Patents in suit while such litigation is pending. Any recovery attributable to acts of

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                                                      Corning License No. L03273

         infringement prior to the Asset Purchase Closing shall be remitted to Corning. If at any time either Party does not wish to incur expenses in the litigation with respect to seeking damages for infringement, that Party may cease paying expenses and the other Party may continue to pursue the litigation at its expense, will receive any and all recovery from the lititgation, and will retain sole management and control of the litigation. The other Party shall continue to cooperate in the litigation, however. Avanex or any applicable Subsidiary shall be obligated to maintain the Corning Assigned Patents in suit in force pending such litigation.

3.       LICENSING OF CORNING ASSIGNED PATENTS.

3.1 Avanex hereby grants to Corning and its Subsidiaries (but only for so long as each Subsidiary remains a Subsidiary), a non-exclusive, perpetual, worldwide, irrevocable, royalty-free license under the Corning Assigned Patents, with the right to sublicense (subject to Section 3.2 below), to make, have made, import, use, offer to sell, sell, and otherwise dispose of any and all products and services, and to practice any method, process or procedure claimed in such Corning Assigned Patents, for all purposes, except for the commercial manufacture or sale of Corning OCM Products. Such license shall also permit Corning and its Subsidiaries to perform research and development activities that may relate to the Corning OCM Products and to develop, produce, market and sell products other than Corning OCM Products in the field of optical communications. Avanex shall not hold Corning liable for any claims of direct, indirect or contributory infringement of the Corning Assigned Patents arising out of Corning's manufacture or sale of products outside the scope of Corning OCM Products.

3.2      (a)      Corning shall have the right to grant sublicenses of the
                  right to use under the Corning Assigned Patents to Corning's or any of its Subsidiaries' customers of products manufactured by or on behalf of Corning or any of its Subsidiaries and sold by Corning or any of its Subsidiaries.

         (b) Corning shall have the right to grant sublicenses under Corning Assigned Patents only in connection with the grant of a license by Corning to make, have made, use, sell, offer for sale or import products (or products based on Corning's or any of its Subsidiaries' products) resulting from meaningful development activities by Corning or its Subsidiaries, or to practice a method, process or procedure claimed in such Corning Assigned Patents in connection with such products, within the scope of the license granted in Section 3.1 above, under a license agreement with a third party (including, but not limited to, a joint venture formed with a third party, or to establish a contract manufacturer, or to provide contingent manufacturing rights to a customer), but not, for the sake of clarification, in connection with a sale of a business or product line by Corning, which is addressed in Section 15.10. Except as provided in the next paragraph, Corning shall have no right to grant sublicenses under the Corning Assigned Patents as part of (i) Patent portfolio license, (ii) a Patent cross-license, or (iii) any license

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                                                      Corning License No. L03273

                  that grants no other rights than those under Patents, or otherwise in any manner except as specifically set forth above.

         (c) Notwithstanding the previous paragraph, Corning shall be permitted to sublicense a maximum of fifteen (15) families of Corning Assigned Patents, selected at Corning's sole discretion, without the restrictions of subsections 3.2(b)(i) through (iii).

         (d) Corning may sublicense a Avanex Competitor under Sections 3.2(b) and (c) only if the Patent being sublicensed is being sublicensed outside the field of optical fiber communications.

3.3 Notwithstanding the provisions of Section 3.1 and the noncompetition provisions set forth in the Purchase Agreement, Corning and its Subsidiaries shall not be precluded in any way from making, having made, importing, using, offering to sell, selling or otherwise disposing of sub-components, i.e., devices not by themselves capable of performing the functional attributes of Corning OCM Products but otherwise usable, even exclusively, with Corning OCM Products or capable of being combined to form Corning OCM Products, provided that such sub-components are not provided to third parties in a kit or other form where they could be combined into and sold as Corning OCM Products without material design and manufacturing effort by such third parties.

3.4 Neither Avanex nor any of its Subsidiaries shall be required under this IP Agreement to maintain any Corning Assigned Patents in force, except as provided in Section 2.3.

4. LICENSING OF CORNING SOLELY LICENSED PATENTS AND CORNING NON-EXCLUSIVE LICENSED PATENTS.

4.1 Subject to the provisions of Section 11.1, Corning, for itself and on behalf of any applicable Subsidiary, hereby grants to Avanex and its Subsidiaries, as sole licensee (but sole only with respect to the Corning OCM Products), a perpetual, worldwide, irrevocable, royalty-free license under the Corning Solely Licensed Patents, with the right to sublicense (but only with respect to the Corning OCM Products), to make, have made, import, use, offer to sell, sell, and otherwise dispose of Corning OCM Products and to practice any method, process or procedure claimed in the Corning Solely Licensed Patents in order to make and have made Corning OCM Products; provided, however, that such sole license is subject to any rights or licenses granted to third parties prior to the date of signing of the Purchase Agreement, and subject to restrictions by operation of law with respect to any such Patents which are co-owned with a third party (and to the extent a co-owner's consent is necessary for such a license, Corning shall make good faith efforts, if requested, to procure such rights, but at Avanex's expense if any is required). With respect to [*], such license shall [*]. With respect to [*], such license [*].

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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4.2      Subject to the provisions of Section 11.1, Corning, for itself and on behalf of any applicable Subsidiary, hereby grants to Avanex and its Subsidiaries, a perpetual, worldwide, non-exclusive, irrevocable, royalty-free license under Corning Non-Exclusive Licensed Patents, to make (but not have made), import, use, offer to sell, sell, and otherwise dispose of Corning OCM Products and to practice any method, process or procedure claimed in the Corning Non-Exclusive Licensed Patents in order to make Corning OCM Products; provided however, that such license is subject to any rights or licenses granted to third parties prior to the date of signing of the Purchase Agreement, and subject to restrictions by operation of law with respect to any such Patents which are co-owned with a third party (and to the extent a co-owner's consent is necessary for such a license, Corning shall make good faith efforts, if requested, to procure such rights, but at Avanex's expense if any is required). In the event that Avanex has a third party make, on Avanex's behalf, a product within the scope of any Corning Non-Exclusive Licensed Patents, Corning agrees not to sue Avanex or its customers under such Corning Non-Exclusive Licensed Patents. However, this agreement not to sue shall not waive Corning's rights to bring an infringement action against such third party under such Corning Non-Exclusive Licensed Patents.

4.3 Notwithstanding the limitation of certain Corning OCM Products to applications for transmitting signals in optical fiber [*], Corning, for itself any applicable Subsidiary, hereby grants to Avanex and its Subsidiaries a perpetual, worldwide, non-exclusive, irrevocable, royalty-free license under the Corning Solely Licensed Patents and Corning Non-Exclusive Licensed Patents, to make, have made, import, use, offer to sell, sell and otherwise dispose of products designed as Corning OCM Products for use in transmission in optical fiber for [*], and to practice any method, process or procedure claimed in the Corning Solely Licensed Patents or the Corning Non-Exclusive Licensed Patents in order to make and have made such Corning OCM Products; provided, however, that such license is subject to any rights or licenses granted to third parties prior to the date of signing of the Purchase Agreement, and subject to restrictions by operation of law with respect to any such Patents which are co-owned with a third party (and to the extent a co-owner's consent is necessary for such a license, Corning shall make good faith efforts, if requested, to procure such rights, but at Avanex's expense if any is required). Such license shall extend to Avanex's customers regardless of whether the customer uses the product for optical transmission [*]. Such license shall [*].

4.4 If Avanex learns of the substantial infringement of any Corning Solely Licensed Patent in the field that has been solely licensed to Avanex, Avanex shall notify Corning in writing of this infringement, and shall provide Corning with reasonable evidence of the infringement. Neither Party will notify the infringer of the infringement without first obtaining the consent of the other Party which consent shall not be unreasonably withheld or delayed. Both Parties must use commercially reasonable efforts, in cooperation with

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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                                                      Corning License No. L03273

         each other, to resolve such infringement without litigation. Subject to the above, Corning hereby grants to Avanex, to the extent permitted by law, the exclusive right to prosecute any substantial infringement of the Corning Solely Licensed Patents with respect to the manufacture, sale or use of a product within the field of Corning OCM Products, including acts of infringement occurring prior to the execution of this IP Agreement, or defend any declaratory judgment action with respect thereto (for the purposes of this Section 4.4, an "ENFORCEMENT ACTION"), at its own expense, provided that Avanex shall consult with Corning and obtain Corning's approval before taking any action (including entering any settlement, consent judgment or other voluntary final disposition of any Enforcement Action) that could adversely affect any Corning Solely Licensed Patents. If necessary, Corning will join such Enforcement Action as a party. Avanex shall retain all of any recovery obtained in an Enforcement Action, unless such recovery pertains to acts of infringement occurring prior to the execution of this IP Agreement. In such a case, Avanex shall deduct from such recovery Avanex's litigation costs, and shall remit to Corning a pro rata share of the remainder of the recovery (through settlement, order, or judgment), based on the ratio of the portion of the recovery attributable to such prior acts of infringement divided by the total recovery. In any Enforcement Action, Corning shall, at the request of Avanex and subject to reimbursement of costs set forth below, cooperate in all reasonable respects; make available relevant records, papers, information, and the like; and, to the extent reasonably possible, have its employees testify when requested. To the extent that Avanex elects to prosecute or defend an Enforcement Action, Avanex shall pay all Corning's expenses including, but not limited to, attorneys fees and court costs for Corning's involvement as a subpoenaed third party or as a necessary joined party in any court, alternative dispute resolution, or administrative body proceedings, as well as compensation for the value of the time of Corning's employees as reasonably required in connection with the Enforcement Action.

4.5 After Corning presents evidence of infringement to Avanex sufficient to bring a claim for patent infringement, Corning may request, in writing, that Avanex initiate an Enforcement Action against the infringement or threatened infringement of the Corning Solely Licensed Patents within the field of Corning OCM Products. If, within [*] days following receipt of such request, Avanex has not initiated an Enforcement Action directed at such infringement or threatened infringement, Corning shall have the right to initiate an enforcement suit on its own account, and at its own expense, and shall retain all of any recovery obtained by such suit unless such recovery pertains to acts of infringement occurring after the execution of this IP Agreement. In such a case, Corning shall deduct from such recovery Corning's litigation costs, and shall remit to Avanex a pro rata share of the remainder of the recovery, based on the ratio of the portion of the recovery attributable to such after-occurring acts of infringement divided by the total recovery. Avanex must obtain Corning's consent to grant a license to any such infringer with regard to the asserted Patents, once Corning has notified the alleged infringer and until any subsequent litigation is over.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                      Corning License No. L03273

4.6 In the event that Avanex wishes to expand the foregoing licenses, the Parties will discuss such an expansion and the terms of such an expansion; provided that nothing herein will require Corning to agree.

4.7 Neither Corning nor any of its Subsidiaries shall be required under this IP Agreement to maintain any Corning Solely Licensed Patents in force.

5.       LICENSING OF CORNING LICENSED KNOW-HOW.

5.1 Subject to the provisions of Section 11.1, Corning, for itself and on behalf of any applicable Subsidiary, hereby grants Avanex and its Subsidiaries (a) as sole licensee (but sole only with respect to the Corning OCM Products), a perpetual, worldwide, irrevocable, royalty-free license, with the right to sublicense (subject to Section
         5.2 below), to use the Corning Licensed Know-How to design, develop, manufacture, have manufactured, assemble, have assembled, test, store, transport, deliver, market, sell, support and provide professional services with respect to Corning OCM Products and (b) a nonexclusive, perpetual, worldwide, irrevocable, royalty-free license, with the right to sublicense (subject to Section 5.2 below), to use the Corning Licensed Know-How for other purposes; provided, however, that such licenses are subject to any rights or licenses granted to third parties prior to the date of signing of the Purchase Agreement.

5.2 Avanex shall have the right to grant sublicenses under the Corning Licensed Know-How only in connection with the grant of a license by Avanex to make, have made, use, sell, offer for sale or import Avanex's or any of its Subsidiaries' products or products based on Avanex's or any of its Subsidiaries' products within the scope of the license granted in Section 5.1 above, in connection with a license agreement with a third party (including, but not limited to, a joint venture formed with a third party, to establish a contract manufacturer, and to provide contingent manufacturing rights to a customer). Avanex shall have no right, however, to grant sublicenses under the Corning Licensed Know-How to a third party as a bare Know-How license for a new application for which Avanex has not had meaningful product development activities, or otherwise in any manner except as specifically set forth above. Furthermore, Avanex shall not be permitted to sublicense Corning Licensed Know-How embodied in and associated with those computer programs or software tools listed in Exhibit 5.2.

5.3

         (a) The following items of Corning Licensed Know-How shall be considered delivered upon the Asset Purchase Closing:

                  (i) Corning Licensed Know-How embodied in tangible and electronic form contained within the facilities to be occupied by Avanex;

                  (ii) those items of Corning Licensed Know-How within the
                       knowledge of those employees of Corning who become employees of Avanex at the Asset Purchase Closing and any items constituting or containing Corning Licensed Know-How, in

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

                                                      Corning License No. L03273

                       tangible or electronic form, which they bring with them. In connection with the transition of such employees from Corning to Avanex, and consistent with such employees' continuing confidentiality obligations to Corning, Corning shall direct such employees to identify and accumulate such items of Corning Licensed Know-How during the period prior to Asset Purchase Closing.

         (b) Avanex may, within [*] of Asset Purchase Closing, request in writing the delivery of additional specific tangible or electronic items of Corning Licensed Know-How that have not already been delivered in the manner set forth in Section 5.2(a) and which have been used by Corning's employees in connection with Corning OCM Products within [*] prior to the Asset Purchase Closing. Corning will copy and deliver such requested items, and deliver a copy in tangible or electronic form only if i) the requested item already exists within Corning's possession in tangible or electronic form; ii) no services other than clerical copying or electronic download services are necessary to produce the deliverable form of the requested item; iii) the requested item is not subject to third party copyright which would restrict Corning's right to provide a copy to Avanex for Avanex's use while retaining a copy with Corning for Corning's use; and iv) Avanex shall reimburse Corning for out-of-pocket copying, electronic download, and delivery expenses.

         (c) Corning shall have no further obligation under this IP Agreement to deliver any specific items of Corning Licensed Know-How to Avanex. Furthermore, neither Corning nor its Subsidiaries shall be obligated under any provision of this IP Agreement to provide the services of any employees or to expend any resources for the purpose of transferring any items of Corning Licensed Know-How to Avanex, including, but not limited to (a) reducing to tangible form any Corning Licensed Know-How not previously available in tangible form, (b) providing any oral transfer of Corning Licensed Know-How or (c) providing any technical support, consultation, instruction or training of Avanex's personnel in how to understand, use or implement such Corning Licensed Know-How.

5.4 Each Party agrees, for itself and on behalf of its Subsidiaries, to maintain any Corning Licensed Know-How in confidence in accordance with the provisions of the confidentiality agreement in Exhibit 5.4, attached hereto.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                      Corning License No. L03273

6.   ASSIGNMENT OF CORNING ASSIGNED TRADEMARKS

6.1 At the Asset Purchase Closing, subject to the terms and conditions set forth in this IP Agreement, Corning or its applicable Subsidiary shall sell, convey, transfer and assign all of Corning's or its Subsidiary's right, title and interest in and to the Corning Assigned Trademarks, together with all goodwill of the business associated with or symbolized by the Corning Assigned Trademarks, to Avanex or one or more of its designated Subsidiaries, and Avanex or one or more of its designated Subsidiaries shall purchase from Corning such right, title and interest.

7.   LICENSING OF CORNING TRADEMARKS

7.1 In order for the Avanex to be able to market, promote, sell or distribute any finished goods inventory of the Corning OCM Products acquired under the Purchase Agreement, Corning agrees to grant and hereby grants, effective as of the Asset Purchase Closing and extending not longer than the respective periods of time specified in Sections
         7.6 and 7.7, a non-exclusive, non-transferable, non-sublicensable, royalty-free license to use certain trademarks of the Corning or its Subsidiaries, solely on, or in connection with, the Corning OCM Products. Such trademarks include (a) all trademarks containing the name "CORNING" or any variation of the name "CORNING" and (b) the "CORNING FLAME" logo (collectively, the "Corning Trademarks").

7.2 The license granted in Section 7.1 shall be limited to the use of the Corning Trademarks in the manner in which, and to the extent to which, they were in use by Corning as of the Asset Purchase Closing, and shall not permit Avanex to expand the use thereof.

7.3 Subject to Section 11.2, Corning agrees to grant and hereby grants, effective as of the Asset Purchase Closing, an exclusive, non-transferable, non-sublicensable, royalty-free license to use Corning's trademark "DCM" solely on, or in connection with, Dispersion Compensation Modules.

7.4 Avanex agrees, on behalf of itself and its Subsidiaries (a) to conform with all applicable quality standards and usage guidelines established by Corning and/or its respective Subsidiaries and provided by Corning to Avanex regarding the Corning Trademarks and the DCM trademark and the use thereof in connection with the Corning OCM Products or Dispersion Compensation Modules, which standards and guidelines shall be consistent with those followed by Corning prior to the Asset Purchase Closing (b) not to engage in any activities that would adversely affect the goodwill associated with the Corning Trademarks or the DCM trademark and (c) to permit Corning to monitor and control the nature and quality of any products or services provided by Avanex or its Subsidiaries under or in connection with the Corning Trademarks or the DCM trademark. The form and manner in which the DCM Trademark shall be used upon or in connection with Dispersion Compensation Modules, or labels, containers, or advertisements therefor shall be consistent with the use made by Corning prior to the Asset Purchase Closing.

                                                      Corning License No. L03273

7.5 Except to the extent, if at all, that Corning is obligated to indemnify Avanex under the Purchase Agreement, Avanex agrees to defend, indemnify and hold harmless Corning and its applicable Subsidiaries and their respective officers, directors, employees and agents from any and all liability and costs arising from third party claims, demands, causes of action and judgments, including attorneys' fees and court costs, resulting from Avanex's or its Subsidiary's (a) production, manufacture, distribution or shipment of Corning OCM Products bearing the Corning Trademarks and Dispersion Compensation Modules bearing the DCM trademark, (b) use of the Corning Trademarks or the DCM trademark for the marketing, promotion, sale or distribution of products other than the Corning OCM Products (or Dispersion Compensation Modules, in the case of the DCM trademark), or (c) use of the Corning Trademarks or the DCM trademark not otherwise in accordance with the license and rights granted herein.

7.6 Notwithstanding the license granted in Section 7.1, Avanex shall, as soon as is practicable but not more than twelve (12) months after the Asset Purchase Closing, modify all Corning OCM Products and associated packaging, labeling, labels, brochures and sales aids which bear or contain any Corning Trademarks, by use of stickers or other appropriate means, which are reasonably calculated to show customers and prospective customers of the Corning OCM Products that the ownership thereof and responsibility therefor has transferred to Avanex.

7.7 Notwithstanding the license granted in Section 7.1, Avanex shall, as soon as is practicable but not more than three (3) months after the Asset Purchase Closing, terminate the use of any existing inventories of (a) any letterhead stationery, envelopes, business cards, checks, invoices, purchase orders, and similar printed materials, and (b) signage in or on buildings or vehicles which bear or contain any Corning Trademarks.

7.8 Notwithstanding Section 15.10, the licenses of Sections 7.1 and 7.3 shall not be assignable by Avanex without the express written consent of Corning.

8.       ASSIGNMENT OF CORNING ASSIGNED COPYRIGHTS

8.1 At the Asset Purchase Closing, subject to the terms and conditions set forth in this IP Agreement, Corning or its applicable Subsidiary (but not including Corning Cable Systems or Technical Materials) shall sell, convey, transfer and assign all of Corning's, or such Subsidiary's, right, title and interest in and to the Corning Assigned Copyrights to Avanex or one or more of its designated Subsidiaries, and Avanex or one or more of its designated Subsidiaries shall purchase from Corning such right, title and interest. Avanex shall ensure that Corning's name (including the name in Corning's copyright notice) and trademarks shall be deleted from any copies of materials within the scope of the Corning Assigned Copyrights provided to third parties, except as may be otherwise explicitly permitted under this IP Agreement.

8.2 Avanex hereby grants to Corning, including its Subsidiaries, a non-exclusive, perpetual, worldwide, irrevocable, royalty-free license under the Corning Assigned Copyrights to copy,

                                                      Corning License No. L03273

         modify, make derivative works of, and distribute any printed materials in Corning's or its Subsidiaries' possession after the Asset Purchase Closing and covered by any Corning Assigned Copyrights, solely for purposes other than related to the Corning OCM Products.

9.       LICENSING OF CORNING LICENSED COPYRIGHTS.

9.1 Corning, for itself and on behalf of any applicable Subsidiary, hereby grants Avanex and its Subsidiaries (a) as sole licensee (but sole only with respect to Corning OCM Products), a perpetual, worldwide, irrevocable, royalty-free license (but subject to any royalties owed to third parties, which shall be the responsibility of Avanex), under the Corning Licensed Copyrights, with the right to sublicense (subject to Section 9.2 below), to copy, modify, make derivative works of, and distribute any copyrightable materials covered by a Corning Licensed Copyright and derivative works thereof made by or for Avanex, and (b) a nonexclusive, worldwide, royalty-free, irrevocable, perpetual license, under the Corning Licensed Copyrights, with the right to sublicense (subject to Section 9.2 below), to copy, modify, make derivative works of, and distribute any copyrightable materials covered by a Corning Licensed Copyright and derivative works thereof made by or for Avanex, for purposes other than those related to the Corning OCM Products. Such licenses shall be limited to Corning Licensed Copyrights which rightfully come into the possession of Avanex as of the Asset Purchase Closing pursuant to the Purchase Agreement.

9.2 Avanex shall have the right to grant sublicenses under the Corning Licensed Copyrights only in connection with the grant of a license by Avanex to make, have made, use, sell, offer for sale or import Avanex's or any of its Subsidiaries' products or products based on those products within the scope of the license granted in Section 9.1 above, in connection with a license agreement with a third party (including, but not limited to, a joint venture formed with a third party, to establish a contract manufacturer, and to provide contingent manufacturing rights to a customer). Avanex shall have no right, however, to grant sublicenses under the Corning Licensed Copyrights to a third party as a bare Copyright license for a new application for which Avanex has not had meaningful product development activities or otherwise in any manner except as specifically set forth above. Furthermore, Avanex shall not be permitted to sublicense Corning Licensed Copyrights embodied in or associated with those computer programs or software tools listed in Exhibit 5.2.

10.      RIGHTS REGARDING CORNING TRANSFERRED THIRD PARTY IP CONTRACTS.

10.1 At the Asset Purchase Closing, subject to the terms and conditions set forth in this IP Agreement, Corning or its applicable Subsidiary shall sell, convey, transfer and assign all of Corning's or its Subsidary's right, title and interest in and to the Corning Transferred Third Party IP Contracts, along with all of Corning's (or its Subsidiary's, as the case may be) attendant rights and obligations thereunder, to Avanex or one or more of its designated Subsidiaries, and Avanex or one or more of its designated Subsidiaries shall purchase from Corning such right, title and interest. Avanex, for itself and on behalf of any applicable Subsidiary, agrees to perform all obligations under any Corning Transferred Third Party Contract so assigned or transferred, and to execute all documents necessary to effect such

                                                      Corning License No. L03273

         assignment or transfer. Any third party consents received by Corning from the party or parties to any Corning Transferred Third Party IP Contracts shall be delivered to Avanex.

10.2 Notwithstanding the various assignments of Corning Transferred Third Party IP Contracts to Avanex hereunder, none of the rights thereby acquired by Avanex shall in any way preclude Corning or its Subsidiaries from designing, producing, using or selling optical fiber. To the extent necessary to effectuate this provision, Avanex hereby sublicenses and covenants not to sue Corning, its Subsidiaries or any of their respective customers under any Corning Third Party IP acquired by Avanex pursuant to such assigned Corning Transferred Third Party IP Contracts that would otherwise prevent Corning or its Subsidiaries from making, having made, importing, using, offering to sell, selling, or otherwise disposing of optical fiber.

10.3 Notwithstanding the various assignments of Corning Transferred Third Party IP Contracts to Avanex hereunder, such assignments are subject to any rights or licenses to the applicable Corning Third Party IP granted to third parties prior to the date of signing of the Purchase Agreement.

10.4     [*]

11.      RIGHTS REGARDING DISPERSION COMPENSATION MODULES

11.1 With respect to Dispersion Compensation Modules, the licenses of Sections 4.1, 4.2 and 5.1 are limited to (a) the assembly of Dispersion Compensation Modules and (b) the packaging of optical fiber(s) therein, but shall not apply in any way to the making, using or selling of dispersion-compensating optical fiber alone. Furthermore, Corning agrees not to license third parties with respect to Dispersion Compensation Modules under the Corning Solely Licensed Patents (per
         Article 4) or the Corning Licensed Know-How (per Article 5), provided, however, that such obligation not to license third parties shall terminate in the event that Avanex breaches the quality-related and customer satisfaction-related milestones specified in Exhibit 11.1 (i)-
         (iii) attached hereto and fails to cure such breach within ninety (90) days of receipt from Corning of notice of such breach, breaches its purchase obligations under the Fiber Supply Agreement and fails to cure such breach in the manner provided therein, or the Fiber Supply Agreement expires or is terminated for any reason other than Corning's breach. In the event that the Fiber Supply Agreement is terminated due to Corning's breach, Corning's obligation not to license third parties shall terminate four years after the Asset Purchase Closing.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                      Corning License No. L03273

11.2 The license to the DCM trademark under Section 7.3 shall terminate if Avanex breaches (a) the quality-related and customer satisfaction-related milestones (i)-(iii) specified in Exhibit 11.1,
         (b) its purchase obligations under the Fiber Supply Agreement, or (c) the quality obligations set forth in Section 7.4 and fails to cure the breaches of subsections (a) or (c) within ninety (90) days of receipt from Corning of notice of such breach or fails to cure the breach of subsection (b) in the manner provided in the Fiber Supply Agreement. Avanex shall immediately terminate its use of the DCM trademark upon termination of the license for any reason. In the event that Avanex fails to satisfy milestone (iv) in Exhibit 11.1, or the Fiber Supply Agreement expires or is terminated for reasons other than Avanex's breach, then Avanex's license shall become a non-exclusive license in the DCM trademark, still subject to the quality obligations set forth above.

12.      LIMITATION ON LICENSES.

12.1 Neither Party grants any other licenses, express or implied, to any Intellectual Property, except as explicitly stated in this IP Agreement.

13.      NO TERMINATION.

13.1 Each Party acknowledges and agrees that the licenses granted under this IP Agreement, except where specified otherwise, are perpetual and irrevocable, and that its remedy for breach by the other Party of the licenses granted to it hereunder or of any other provision hereof, shall be to bring a claim to recover damages and to seek appropriate equitable relief, other than termination of the licenses granted by it in this IP Agreement.

14.      TRANSITION SERVICES.

14.1 (a) As soon as reasonably practicable after the Asset Purchase Closing, Corning and Avanex shall establish a schedule and a process for the transfer of files for the Corning Assigned Patents and Corning Assigned Trademarks to Avanex. In accordance with the schedule, Corning shall transfer to Avanex patent prosecution files, docketing and annuity payment schedules in Corning's possession for the Corning Assigned Patents and Corning Assigned Trademarks.

         (b) Corning shall provide the services listed below (hereinafter "the Services") to Avanex after Asset Purchase Closing as may be reasonably required to effectively transition the management of the prosecution and maintenance of the Corning Assigned Patents and Corning Assigned Trademarks to Avanex. The Services are:

                           (i) docketing official actions from patent and trademark offices and informing Avanex of such actions;

                           (ii) preparing responses to official actions (either by in-house attorneys or through outside counsel under the direction of in-house attorneys) in connection with patent and trademark applications;

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

                                                      Corning License No. L03273

                           (iii) filing responses and formal papers in patent and trademark offices (either by in-house attorneys or through outside counsel under the direction of in-house attorneys) in connection with patent and trademark applications;

                           (iv) paying maintenance fees on Corning Assigned Patents and Corning Assigned Trademarks per direction from Avanex;

                           (v)      maintaining files; and

                           (vi)     physically transferring files to Avanex.

         (c) In no event will Corning be obligated to provide the Services to Avanex for longer than three (3) months from the Asset Purchase Closing. In no event will Corning be obligated to expend more than eighty (80) hours per month of in-house attorney time for provision of the Services. In the event that the Services require more than eighty
         (80) hours per month of in-house attorney time, Corning will apprise Avanex of this fact and if necessary ensure that such Services are provided through outside counsel, at Avanex's expense. Promptly upon the request of Avanex after the Asset Purchase Closing, Corning shall provide Avanex with an estimate of Avanex's payments for the Services, which estimate is not binding on Corning and is for budgeting purposes only.

         (d) Corning shall use the same standard of care in provision of the Services that it uses in connection with patents and applications owned by Corning.

         (e) Avanex shall promptly reimburse Corning for all expenses and costs (including outside counsel fees and expenses) incurred to provide the Services and assistance. Avanex also shall pay Corning for the value of the time expended by Corning's in-house attorneys and patent agents in providing the Services and assistance. The amount to be paid for in-house attorneys' time shall be one hundred ninety dollars ($190) per hour.

         (f) In no event will Corning be liable for any incidental or consequential damages in connection with the Services or assistance provided, or for any damages other than damages resulting from intentional breach, gross negligence or willful misconduct.

         (g) Avanex agrees to waive any attorney conflict of interest that may result from Corning's attorneys' provision of the Services or assistance in connection with the performance of Corning's obligations hereunder.

         (h) Corning shall make available to Avanex inventors employed by Corning for interviews, to assist in good faith in further prosecution of the Corning Assigned Patents, including the signing of documents related thereto. Avanex shall reimburse Corning for the time expended by such inventors.

         (i) Corning agrees to cooperate in good faith in responding to and assisting with reasonable discovery requests from Avanex should Corning be a party in a litigation and to reasonable third party subpoenas from Avanex concerning a litigation asserting Corning Assigned Patents or Corning Solely Licensed Patents. Such cooperation shall include

                                           Corning License No. L03273

         assistance from all Corning employees having information pertinent to the Patents at issue for the purposes of fact discovery by providing documents, and deposition and trial testimony. Corning may, but shall not be obligated to, provide expert witness assistance. Avanex agrees to compensate Corning for all such assistance.

14.2 Notwithstanding the above, the Parties acknowledge and agree that, prior to the signing of the Purchase Agreement, Corning and its Subsidiaries had continued to administer the Corning Assigned Patents in the ordinary course of business, and that, due to the size of the portfolio, many actions with respect to Corning Assigned Patents have been put into motion (including actions that may result in the termination of one or more of the Corning Assigned Patents) and that it is both imprudent and impractical to try to alter such actions. Corning agrees not to set into motion any new action with respect to any of the Corning Assigned Patents after the signing date of the Purchase Agreement which would affirmatively abandon any cases without consultation with the Avanex. At the Asset Purchase Closing, Corning shall update the list of Corning Assigned Patents in Exhibit 1.4 to account for any actions taken in this regard.

14.3 Each Party agrees, without demanding any further consideration, to execute (and to cause its Subsidiaries to execute) all documents reasonably requested by the other Party to effect recordation of (a) the assignment of the Corning Assigned Patents and Corning Assigned Trademarks and (b) the licensing relationships between the Parties created by this IP Agreement.

14.4 On a regular basis during the period from the signing of the Purchase Agreement until one hundred eighty (180) days after the Asset Purchase Closing, Corning shall provide Avanex with any new invention disclosures that are primarily related to Corning OCM Products and which are submitted during that period. Promptly after the completion of one hundred eighty (180) days after the Asset Purchase Closing, Corning shall provide Avanex with a list of Corning Assigned Patents which have been newly filed during the period from the signing of the Purchase Agreement until one hundred eighty (180) days after the Asset Purchase Closing. Within a reasonable time after the completion of such one hundred eighty (180) day period, Corning also shall provide Avanex with patent prosecution files, docketing and annuity payment schedules in Corning's possession for such Corning Assigned Patents. Corning will monitor such files, dockets, and annuity payment schedules until such files are transferred to Avanex.

15.      MISCELLANEOUS.

15.1 No failure by a Party to exercise, or to delay to exercise, any right, power, or remedy under this IP Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power, or remedy by such Party preclude any other or further exercise thereof or of any other right.

15.2 Nothing herein shall be deemed to create an agency, joint venture or partnership relation between the Parties.

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                                           Corning License No. L03273

15.3 This IP Agreement and the Purchase Agreement constitutes the entire agreement and understanding of the Parties with regard to the transfer of intellectual property rights and of licensing rights between the Parties as contemplated under the Purchase Agreement, and supersedes all prior and contemporaneous discussions, negotiations, understandings and agreements, whether oral or written, between the Parties concerning such subject matter. Each Party disclaims all representations and warranties except those expressly set forth herein or in the Purchase Agreement. No party shall be bound by any definition, condition, warranty, right, duty or covenant other than as expressly stated herein. Each Party expressly waives any implied right or obligation regarding the subject matter hereof. This IP Agreement may be amended only by a written document signed by authorized representatives of the Parties.

15.4 This IP Agreement shall be interpreted and construed, and the legal relations created herein shall be determined, in accordance with the laws of the State of New York (excluding conflict of laws which would require the application of any other law) and the United States.

15.5 Each Party shall execute, acknowledge and deliver all such further instruments and do all such further acts as may be reasonably necessary or desirable to carry out the intent and purposes of this Agreement and the consummation of the transactions contemplated hereby.

15.6 The headings contained in this IP Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this IP Agreement.

15.7 Should any part or provision of this IP Agreement or the application thereof be declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remaining parts or provisions shall continue in full force and effect. If a part or provision of this IP Agreement is held illegal, void or unenforceable, the remaining provisions of this Agreement shall be construed as if such illegal, void or unenforceable provision were omitted, and the Parties shall negotiate in good faith an amendment to such part or provision in a manner consistent with the intention of the parties with respect to this IP Agreement.

15.8 No party shall be responsible or liable to another Party for nonperformance or delay in performance of any terms or conditions of this IP Agreement due to acts or occurrences beyond the reasonable control of the nonperforming or delayed party, including but not limited to, acts of God, acts of government, wars, riots, strikes or other labor disputes, shortages of labor or materials, fires and floods, provided the nonperforming or delayed Party provides to the other Party written notice of the existence and the reason for such nonperformance or delay.

15.9 Any and all notices or other communications required or permitted by this Agreement or by law to be served on or given to a Party by another Party shall be in writing and delivered or sent to:

                                    CORNING:
                                    Corning Incorporated
                                    One Riverfront Plaza

                                           Corning License No. L03273

                                    Corning, NY 14831
                                    Attn: Company Secretary

                                    cc:  Licensing Coordinator
                                         Corning Incorporated
                                         Intellectual Property Department
                                         SP-TI-3-1
                                         Corning, NY 14831

                                    AVANEX:
                                    Avanex Corporation
                                    40919 Encyclopedia Circle
                                    Fremont, CA 94538
                                    Attn:   CEO

         A Party may change its address for purposes of this Agreement by written notice to the other Party.

         All notices and other communications hereunder shall be in writing and shall be deemed duly given (i) on the date of delivery if delivered personally, (ii) on the date of confirmation of receipt (or, the first business day following such receipt if the date is not a business day) of transmission by telecopy or telefacsimile or (iii) on the date of confirmation of receipt (or, the first business day following such receipt if the date is not a business day) if delivered by a nationally recognized courier service.

15.10 (a) This IP Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Nothing in this IP Agreement shall be deemed to have created any third party beneficiary rights in any person.

         (b) Neither Party shall be permitted to assign or transfer this IP Agreement in its entirety (by operation of law or otherwise) without the prior written consent of the other Party, and any such attempted assignment or transfer shall be void; provided, however that either Party may assign or transfer this Agreement in its entirety (except as excluded under Section 7.8), in connection with the sale of all or substantially all of the assets to which this IP Agreement relates, and any and all of its associated rights and obligations, provided the assigning or transferring Party remains primarily liable for all obligations under this IP Agreement, and the assignee or transferee agrees in writing to comply with all of such obligations.

         (c) In addition, in the event that Corning assigns or transfers a technology for a specific field of use that includes at least one product under development or a commercially released product to a third party (a "TRANSFEREE"), Corning shall be permitted to assign or transfer all of the license rights granted to Corning by Avanex under this IP Agreement solely in such field of use (a "TRANSFERRED FIELD"), provided that:

                                           Corning License No. L03273

                  (i) Corning provides Avanex with prompt notice of such assignment or transfer and copies of the portions of the agreement relevant to such assignment or transfer;

                  (ii) Transferee agrees in writing to comply with all other terms and conditions of this Agreement as it applies to the assigned or transferred license rights and the Transferred Field;

                  (iii) all of the license rights granted to Corning by Avanex under this IP Agreement shall terminate with respect to the Transferred Field; and

                  (iv)     Transferee shall not be a Avanex Competitor.

         (d) Notwithstanding Section 15.10(b), Avanex may assign or transfer the Corning Licensed Know-How and Corning Licensed Copyrights listed in Exhibit 5.2 in connection with the sale of all or substantially all of the assets to which this IP Agreement relates, but such Corning Licensed Know-How and Corning Licensed Copyrights may not be used in connection with any businesses other than those that existed at the time of the transfer or assignment, i.e., the transferee or assignee may not use for other applications.

15.11 Avanex acknowledges that any present or former employees of Corning (or its Subsidiaries) who become employed by Avanex, either directly or indirectly as a result of the transactions contemplated under the Purchase Agreement, will be bound by obligations of confidentiality to Corning (and/or its respective Subsidiary) with respect to proprietary information related to matters other than the Corning OCM Products and the Corning Licensed Know-How. Avanex agrees not to (a) induce such employees to breach such obligations, or (b) use, copy or disclose any information that may be disclosed by such employees and which Avanex knows, or has reason to know, constitutes Corning's proprietary information.

15.12 Each Party shall comply with (a) applicable export laws and regulations of any agency of the U.S. Government; and (b) any other current, applicable laws, regulations and other legal requirements in its exercise of its rights under this IP Agreement.

15.13 Each Party acknowledges that its breach of its obligations hereunder may cause irreparable damage to the other Party for which such Party will not have an adequate remedy at law. Therefore, each Party agrees that the other Party shall be entitled to seek equitable relief with respect to the first Party's obligations hereunder.

15.14 This IP Agreement may be executed by each Party in counterparts, each of which shall be deemed an original, but all such counterparts shall constitute only one and the same instrument.

                                           Corning License No. L03273

IN WITNESS WHEREOF, the Parties have executed this Agreement in duplicate on the signature page hereof.

CORNING INCORPORATED                AVANEX CORPORATION

By: /s/ MARK W. LAUROESCH           By: /s/ ANTHONY A. FLORENCE
    --------------------------          ----------------------------------------

Name: Mark W. Lauroesch             Name: Anthony A. Florence

Title: Assistant Secretary          Title: Sr. Vice President, Corporate Affairs

Date: July 31, 2003                 Date: July 31, 2003

                                           Corning License No. L03273

                                                      Corning License No. L03273

                                LIST OF EXHIBITS

1.4      Corning Assigned Patents
1.5      Corning Assigned Trademarks
1.7      Corning Commercialized OCM Products
1.10     Corning Non-Exclusive Licensed Patents
1.11a    Corning Excluded Patents
1.11b    Corning Cable Systems Patents for Corning Solely Licensed Patents
1.12     Corning OCM Products
1.14     Corning Transferred Third Party IP Contracts
1.22     Avanex Competitors
5.2      Corning Software and Software Tools Subject to Additional Limitations
5.4      Non-Disclosure Agreement
11.1     DCM Trademark Quality Obligation Milestones

                                   EXHIBIT 1.4
                            CORNING ASSIGNED PATENTS

[Exhibit 1.4 has been omitted and filed separately pursuant to a request for confidential treatment filed with the Commission.]

Coming Incorporated Confidential                                          Page 1

                                   EXHIBIT 1.5

                           CORNING ASSIGNED TRADEMARKS

Registered/Pending Applications

TRADEMARK                   STATUS                      COUNTRY                        OWNER
----------------------------------------------------------------------------------------------------
FGM                       Registered              United States                 CORNING INCORPORATED
FIBERGAIN                 Registered              China P.R.                    CORNING INCORPORATED
FIBERGAIN                 Registered              Brazil                        CORNING INCORPORATED
FIBERGAIN                 Registered              Mexico                        CORNING INCORPORATED
FIBERGAIN                 Registered              Japan                         CORNING INCORPORATED
FIBERGAIN                 Registered              United States                 CORNING INCORPORATED
FIBERGAIN                 Registered              Community Trademark           CORNING INCORPORATED
PUREGAIN                  Registered-             United States                 CORNING INCORPORATED
PUREPATH                  Registered              Singapore                     CORNING INCORPORATED
PUREPATH                  Application Filed       United States                 CORNING INCORPORATED
PUREPATH                  Registered              South Korea                   CORNING INCORPORATED
PUREPATH                  Registered              Japan                         CORNING INCORPORATED
PUREPATH                  Registered              Switzerland                   CORNING INCORPORATED
PUREPATH                  Registered              Taiwan                        CORNING INCORPORATED
PUREPATH                  Registered              Israel                        CORNING INCORPORATED
PUREPATH                  Registered              Community Trademark           CORNING INCORPORATED
PUREPATH                  Application Filed       South Africa                  CORNING INCORPORATED
PUREPATH                  Registered              China P.R.                    CORNING INCORPORATED

COMMON LAW

LaserLite
OTI
OTI logo
Optilock

                                   EXHIBIT 1.7

                       CORNING COMMERCIALIZED OCM PRODUCTS

          AMPLIFIERS:                                                                          VARIABLE/NON              CIRCUIT
          DESCRIPTION:             ITEM GROUP    CUSTOMER       C/L BAND   LONG HAUL/METRO       VARIABLE      CONTROLS   PACK
--------------------------------------------------------------------------------------------------------------------------------
FGM-S-020                              FGM          [*]            C          Long Haul        Non-Variable       N         N
FGM-P-027                              FGM          [*]            C          Long Haul        Non-Variable       N         N
FGM-S-032                              FGM          [*]            C          SONET/SDH        Non-Variable       N         N
FGM-S-037                              FGM          [*]            G          Long Haul        Non-Variable       N         N
FGM-P-038                              FGM          [*]            C          Long Haul        Non-Variable       N         N
FGM-D-051                              FGM          [*]            C          Long Haul        Non-Variable       N         N
FGM-D-052                              FGM          [*]            C          Long Haul        Non-Variable       N         N
FGM-D-053                              FGM          [*]            C          Long Haul        Non-Variable       N         N
FGM-D-054 Mor+ Pair                    FGM          [*]            C          Long Haul        Non-Variable       N         N
FGM-S-060                              FGM          [*]            C          CAN              Non-Variable       N         N
FGM-S-063                              FGM          [*]            C          CAN              Non-Variable       N         N
FGM-D-080                              FGM          [*]            C          Long Haul        Non-Variable       N         N
FGM-P-100                              FGM          [*]            C          Long Haul        Non-Variable       N         N
FGM-P-110                              FGM          [*]            C          Long Haul        Non-Variable       N         N
FGM-P-120                              FGM          [*]            C          Long Haul        Non-Variable       N         N
[*] Wavestar -16 Channel C             FGM          [*]            C          Long Haul        Variable           N         N
FGM-H-132                              FGM          [*]            C          Long Haul        Variable           N         N
[*] Wavestar-800G SSMF Line            FGM          [*]            C          Long Haul        Variable           N         N
[*] Wavestar-800G NZDSF Lin            FGM          [*]            C          Long Haul        Variable           N         N
[*] Wavestar 1.6T H-135 (C-            FGM          [*]            C          Long Haul        Variable           N         N
FGM-P-140-01                           FGM                                                                                  N
FGM, 18.5dB Gain, (Blue), Pure         FGM          [*]            C          Metro            Non-Variable       Y         N
FGM, 18.5dB Gain, (Red), PureG         FGM          [*]            C          Metro            Non-Variable       Y         N
PureGain 1500 15dBm output pow         FGM                         C          Metro            Non-Variable       Y         N
PureGain 1500 15dBm output pow         FGM                         C          Metro            Non-Variable       Y         N
Mosaic C14 Dual Amp                    FGM          [*]            C          Long Haul        Non-Variable       N         N
MOSAIC C18 Booster Amp                 FGM          [*]            C          Long Haul        Variable           N         N
MOSAIC C21 Booster Amp                 FGM          [*]            C          Long Haul        Variable           N         N
Mosaic L14, L-Band Dual Preamp         FGM          [*]            L          Long Haul        Non-Variable       N         N
Mosaic L18, L-Band Booster (FG         FGM          [*]            L          Long Haul        Variable           N         N
Mosaic 1.21, L-band Booster Plu        FGM          [*]            L          Long Haul        Variable           N         N
Eqnx xL Pre-Beta Line Pre-amp          FGM          [*]            L          Long Haul        Variable           Y         N
Eqnx Pre-Beta xL Line Booster          FGM          [*]            L          Long Haul        Variable           Y         N
Eqnx Amux 4:1 Band 2                   FGM          [*]            L          Long Haul        Non-Variable       Y         N
Egnx xl DeMux 4 Ch Band 1              FGM          [*]            L          Long Haul        Non-Variable       Y         N
Eqnx DeMux 4x1 Ch Band 1               FGM          [*]            L          Long Haul        Non-Variable       Y         N
Eqrw DeMux 4 Ch Band 2                 FGM          [*]            L          Long Haul        Non-Variable       Y         N
Eqnx DeMux 4x1 Ch Band 2               FGM          [*]            L          Long Haul        Non-Variable       Y         N
Raman Amplifier                        FGM                                                                                  N
20 dBm C-Band Booster Amp              FGM          [*]            C          Long Haul        Variable           Y         Y
Qtera 251 w/FBG                        FGM          [*]            C          Long Haul        Variable           Y         Y
PureGain 1500, 18.5dB Gain (Re         FGM          [*]            C          Metro            Non-Variable       Y         N

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                      Corning License No. L03273

PureGain 1000C +15dBm                  FGM                                                                                 N
PureGain 2000 EDFA Module              FGM                                                                                 N
PureGain 2200 EDFA Module              FGM                         C          Long Haul        Variable          N         N
PureGain 2300 EDFA Module              FGM                                                                       N
PureGain 2400C EDFA Module             FGM                         C          Metro            Non-Variable      Y N
PureGain 1500 15dBm, 23dB Gain         FGM                         C          Metro            Non-Variable      Y N
PureGain 1500 21dBm, 23dB Gain         FGM                         C          Metro            Non-Variable      Y N
PureGain 1500 21dBm, 23dB Gain         FGM          [*]            C          Metro            Non-Variable      Y N
PG 1500, 14dBm output power, 2         FGM          [*]            C          Metro            Non-Variable      Y N
[*] Shelf Amp                          FGM          [*]            C          Long Haul        Non-Variable      N N
[*] Dual Booster Shelf Amp             FGM          [*]            C          Long Haul        Non-Variable      N N
[*] GFA 12.5G Line-amp                 FGM          [*]            C          Long Haul        Variable          N N
[*] GFA 111 0G Line-amp                FGM          [*]            C          Long Haul        Variable          N N
PureGain 2500C EDFA REV 3 Pump         FGM                         C          Metro            Variable          N N
PURE GAIN 2500 C EDFA MODULE           FGM          [*]            C          Metro            Variable          N N
PUREGAIN 2500C EDFA MODULE             FGM          [*]            C          Metro            Variable          N N
[*] Metro EDFA +17 dBm, VGA            FGM          [*]            C          Metro            Variable          N N
[*] Metro High Power (HIP)             FGM          [*]            C          Metro            Non-Variable      Y N
[*] MTS 2-Light                        FGM          [*]            C          Long Haul        Variable          N N
BBA, [*] Blue Booster Amplif           FGM          [*]            C          Long Haul        Non-Variable      N Y
Phoenix OPA CCA w/Epitaxx PD           FGM          [*]            C          Long Haul        Variable          Y Y
Phoenix OBA CCA w/Epitaxx PD           FGM          [*]            C          Long Haul        Variable          Y Y
EPC, [*] Extra Pump Card, Op           FGM          [*]            C          Long Haul        n/a               Y N
OpA-C, Optical Assembly                FGM          [*]            C          Long Haul        Variable          N N
OBA-C, Optical Assembly                FGM          [*]            C          Long Haul        Variable          N N
OEP-C, Optical Assembly                FGM          [*]            C          Long Haul        We                N N
RBA, [*] Red Booster Amplifi           FGM          [*]            C          Long Haul        Non-Variable      Y Y
RBA-10G, [*] Red Booster Amp           FGM          [*]            C          Long Haul        Non-Variable      Y Y
RBA [*], Red Booster Amplif            FGM          [*]            C          Long Haul        Non-Variable      Y Y
Pre-L [*] Pre-Line Amplifier           FGM          [*]            C          Long Haul        Non-Variable      Y Y
RBA-10Ge                               FGM          [*]            C          Long Haul        Non-Variable      Y Y
[*] RBA 10G legacy new build           FGM          [*]            C          Long Haul        Non-Variable      Y Y
RBA 10GE                               FGM          [*]            C          Long Haul        Non-Variable      Y Y
[*] TXI Red Line Amplifier             FGM          [*]            C          Long Haul        ?                 N N
[*] TXI Blue Line Amplifie             FGM          [*]            C          Long Haul        ?                 N N
FGM C-Band Pre-Amplifier- P4C          FGM          [*]            C          Long Haul        Variable          N N
FGM-C-Band Pre-Amplifier - P3C         FGM          [*]            C          Long Haul        Variable          N N
FGM-C-Band Booster-Amplifier           FGM          [*]            C          Long Haul        Variable          N N
P3C PRE-AMP + B1 C PAIR                FGM          [*]            C          Long Haul        Variable          N N
P3L PRE-AMP + B1 L PAIR                FGM          [*]            L          Long Haul        Variable          N N
P4L PRE-AMP + B1 L PAIR                FGM          [*]            L          Long Haul        Variable          N N
P1 C SSA LINE AMP                      FGM          [*]            C          Long Haul        Variable          N N
P2C SSA LINE AMP                       FGM          [*]            C          Long Haul        Variable          N N
P1L L-Band Fiber Gain Module           FGM          [*]            L          Long Haul        Variable          N N
P2L L-Band Fiber Gain Module           FGM          [*]            L          Long Haul        Variable          N N
[*] P5C + B1C amplifier pa             FGM          [*]            C          Long Haul        Variable          N N
[*] Solstis p6 pre-amp                 FGM          [*]            C          Long Haul        Variable          N N
[*] Metro C-Band EDFA Modul            FGM          [*]            C          Metro            Non-Variable      Y N
[*] EDFA A                             FGM          [*]            L          Long Haul        Variable          Y N

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                      Corning License No. L03273

[*] EDFA B                             FGM          [*]            L          Long Haul        Variable           Y N
[*] EDFA Booster                       FGM          [*]            L          Long Haul        Variable           Y N
[*] Regional-Metro EDFA-+              FGM          [*]            C          Metro            Variable           Y N
PureGain 2600 Marklll with OSC         FGM          [*]            C          Metro            Variable           Y N
[*] ILA 25-9                           FGM          [*]            C          Long Haul        Variable           Y N
PureGain 2600 MK I                     FGM          [*]            C          Metro            Variable           Y N
PureGain 2600 MK I with OSC            FGM          [*]            C          Metro            Variable           Y N
[*] TSD 10 dBm Booster                 FGM          [*]            C          SONET/SDH        Non-Variable       N N
[*] TSD 15 dBm Booster                 FGM          [*]            C          SONET/SDH        Non-Variable       N N
PureGain 2600 Mk II                    FGM          [*]            C          Metro            Variable           Y N
960nm/135mw, Lasertron pump (1         FGM                                                                        N
PureGain 2600 MK III                   FGM          [*]            C          Metro            Variable           Y N
PureGain 2600 MK III with OSC          FGM          [*]            C          Metro            Variable           Y N
PureGain IOG single Channel Pr         FGM          [*]            C          SONET/SDH        Non-Variable       N N
[*] 2.5 Gb/s Preamp - FG               FGM          [*]            C          SONET/SDH        Non-Variable       N N
Single Channel Pre-Amplifier (         FGM          [*]            C          SONET/SDH        Non-Variable       N N
[*] PureGain 1000 Single C             FGM          [*]            C          SONET/SDH        Non-Variable       N N
[*] PureGain 1000 Single C             FGM          [*]            C          SONET/SDH        Non-Variable       N N
[*] PureGain 1000 14.5 dBm             FGM          [*]            C          SONET/SDH        Non-Variable       N N
[*] PureGain 1000 14.5 dBm             FGM          [*]            C          SONET/SDH        Non-Variable       N N
[*] PureGain 1000 17.5 dBm             FGM          [*]            C          SONET/SDH        Non-Variable       N N
PureGain 2.5G Single-Channel B         FGM          [*]            C          SONET/SDH        Non-Variable       N N
PureGain 2.5 Single-Channel Bo         FGM                         C          SONET/SDH        Non-Variable       N N
Single Channel Booster Amplifi         FGM          [*]            C          SONET/SDH        Non-Variable       N N
FGM - Single Channel - 913             FGM          [*]            C          SONET/SDH        Non-Variable       N N
FGM - Single Channel - 914             FGM                                                                        N N
FGM Customer+15dBm-1AB16557000         FGM          [*]            C          SONET/SDH        Non-Variable       N N
Single Channel FGM; + 17 dBm           FGM          [*]            C          SONET/SDH        Non-Variable       N N
Low channel Count ADD amplifie         FGM                                                                        N N
Low channel Count DROP amplifi         FGM                                                                        N N
Small Gain Channel Add EDFA            FGM                                                                        N N
High Gain Channel Add EDFA w/c         FGM                                                                        N N
[*] 1924                               FGM          [*]            C          Long Haul        Non-Variable       N N
[*] 926 EDFA                           FGM          [*]            C          Long Haul        Non-Variable       N N
[*] Metro EDFA Pre-Amp                 FGM          [*]            C          Metro            Non-Variable       N N
[*] Metro EDFA Booster                 FGM          [*]            C          Metro            Non-Variable       N N
Puregain 1000 Gain Flattened C         FGM                                                                        N
OADM Add Post Amplifier                FGM          [*]            C          Long Haul        Non-Variable       Y N
OADM Add post amplifier                FGM          [*]            C          Long Haul        Non-Variable       Y N
OADM Drop Pre Amplifier                FGM          [*]            C          Long Haul        Non-Variable       Y N
OADM Boost Amplifier                   FGM          [*]            C          Long Haul        Non-Variable       Y N
[*] OADM Mux Amp                       FGM          [*]            C          Long Haul        Non-Variable       Y N
MOSAIC RAMAN L BAND-FGM                FGM          [*]            L          Long Haul        Raman              N N
Mosaic Raman C Band-FGM                FGM          [*]            C          Long Haul        Raman              N N
Raman [*] MPM                          FGM          [*]            C          Long Haul        Raman              N N
RPM-C2 (FGM)                           FGM          [*]            L          Long Haul        Raman              N N
RPM-DCM-C (FGM)                        FGM          [*]            L          Long Haul        Raman              N N
RPM-DCM-L (FGM)                        FGM          [*]            L          Long Haul        Raman              N N
[*] RPM                                FGM          [*]            L          Long Haul        Raman              N N

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                      Corning License No. L03273

[*] RPM CO                             FGM          [*]            L          Long Haul        Raman          N N
[*] RPM DCM                            FGM          [*]            L          Long Haul        Raman          N N
[*] RPM GR                             FGM          [*]            L          Long Haul        Raman          N N
[*] Raman A low power                  FGM          [*]            L          Long Haul        Raman          Y N
[*] Raman B hi power                   FGM          [*]            L          Long Haul        Raman          Y N
[*] Raman                              FGM          [*]            L          Long Haul        Raman          Y N
Tornado 550R C-Band Raman              FGM                         C          Long Haul        Raman          Y N
Tornado 5500R C-Band Raman             FGM                         C          Long Haul        Raman          Y N

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

DISPERSION COMPENSATION MODULES:

         CURRENT PRODUCTION

[*]
      DCF                 Code Name
[*]              [*]         [*]
[*]              [*]         [*]
[*]              [*]         [*]
[*]              [*]         [*]
[*]              [*]         [*]
[*]              [*]         [*]
MODULE TYPE
[*]                                      [*]
[*]                                      [*]
[*]                                      [*]
[*]                                      [*]
[*]                                      [*]
[*]                                      [*]
[*]                                      [*]l
[*]

PACKAGES
[*]
[*]

MODULATORS:
MODULATORS
[*]

MODULES
[*]

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CORNING INCORPORATED CONFIDENTIAL                                         PAGE 1

                                  EXHIBIT 1.10

NON-EXCLUSIVELY LICENSED PATENTS - PATENTS AND APPLICATIONS LISTED BELOW, THEIR
 FOREIGN AND US COUNTERPARTS, AND ANY AND ALL FORMS OF THE BELOW-LISTED PATENTS
    ISSUED OR GRANTED ANYWHERE IN THE WORLD, REISSUED AND REEXAMINED PATENTS,
     CONTINUATIONS, CONTINUATIONS-IN-PART, DIVISIONS AND EXTENSIONS THEREOF, APPLICATIONS THEREFOR AND ANY PATENTS WHICH MAY ISSUE ON SUCH APPLICATIONS,

[Exhibit 1.10 has been omitted and filed separately pursuant to a request for confidential treatment filed with the Commission.]

                                  EXHIBIT 1.11A

 PATENTS EXCLUDED FROM LICENSING - PATENTS AND APPLICATIONS LISTED BELOW, THEIR FOREIGN AND US COUNTERPARTS, AND ANY AND ALL FORMS OF THE BELOW-LISTED PATENTS
    ISSUED OR GRANTED ANYWHERE IN THE WORLD, REISSUED AND REEXAMINED PATENTS,
     CONTINUATIONS, CONTINUATIONS-IN-PART, DIVISIONS AND EXTENSIONS THEREOF, APPLICATIONS THEREFOR AND ANY PATENTS WHICH MAY ISSUE ON SUCH APPLICATIONS

[Exhibit 1.11a has been omitted and filed separately pursuant to a request for confidential treatment filed with the Commission.]

                                  EXHIBIT 1.11B

        CORNING CABLE SYSTEMS PATENTS FOR CORNING SOLELY LICENSED PATENTS

[Exhibit 1.11b has been omitted and filed separately pursuant to a request for confidential treatment filed with the Commission.]

                                  EXHIBIT 1.12

                              CORNING OCM PRODUCTS

- [*] (but not amplifier fiber itself) and any type of module for optical amplification of signals for transmission of such signal in optical fiber over a distance of [*];

- [*] pump lasers and any type of semiconductor chip or packaged laser for pumping amplifiers for signal transmission through fiber optic communications spans of [*];

- Packaging for chromatic dispersion compensation fiber modules (but not DC fiber itself);

- [*] modulators or electro-absorption modulators for optically modulating a data stream transmitted in optical fiber over a distance of [*];

- Multiplexers/Demultiplexer devices for signals in optical fiber transmitted over a distance of [*];

- Signal lasers, excluding VCSELs, for generating signals to be transmitted in optical fiber over a distance of [*];

- Signal detectors for detecting signals transmitted in optical fiber over a distance of [*]; and

- Thin-film filters and gratings for filtering signals transmitted in optical fiber over a distance of [*].

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                  EXHIBIT 1.14

                  CORNING TRANSFERRED THIRD PARTY IP CONTRACTS

LICENSE REF. NUMBER                           YEAR/TITLE OF DOCUMENT
-------------------       --------------------------------------------------------------
L02054                    2000 Sublicense with [*]

L02054.1                  Nov. 2000 Amendment to [*] Sublicense

L02059                    2000 Intellectual Property Rights Agreement between [*] and
                          Corning Inc.

L02068                    1997 License Agreement with [*] re Optical Amplifiers

L02073                    Cascades' assignable rights in 2000 License Agreement between
                          [*]

L02125                    2002 [*] Modulator Patent License

L03077                    1999 Amplifier Technology Transfer Agreement between Corning
                          Inc. and [*]

L02074                    To the extent transferable, the license granted by [*] in June
                          13, 2000 Agreement between [*] (as amended by License No.
                          L02059)

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                      Corning License No. L03272
                                            As of: July 31, 2003

                                  EXHIBIT 1.22

                               AVANEX COMPETITORS

[Exhibit 1.22 has been omitted and filed separately pursuant to a request for confidential treatment filed with the Commission.]

                                   EXHIBIT 5.2

      CORNING SOFTWARE AND SOFTWARE TOOLS SUBJECT TO ADDITIONAL LIMITATIONS

[Exhibit 5.2 has been omitted and filed separately pursuant to a request for confidential treatment filed with the Commission.]

                                   EXHIBIT 5.4

           AVANEX-CORNING CONFIDENTIALITY AGREEMENT RELATED TO CERTAIN
                     PHOTONICS INTELLECTUAL PROPERTY RIGHTS

This Avanex-Corning Confidentiality Agreement (this "Agreement") is made and entered into this 31 day of July, 2003 by and between Corning, a New York corporation, having its principal place of business at One Riverfront Plaza, Corning, New York, 14831 ("Corning"), on the one hand, and Avanex Corporation, a Delaware corporation, having its principal place of business at 40919 Encyclopedia Circle, Fremont, California 94538 ("Avanex"), on the other hand. Avanex and Corning may each be referred to as a "Party" and collectively as the "Parties."

                                   WITNESSETH

         1. In connection with the transactions contemplated by that certain Share Acquisition and Asset Purchase Agreement among the Parties and Alcatel of even date herewith (the "Purchase Agreement"), Avanex has acquired certain assets of Corning. Under that certain Intellectual Property Rights Agreement between Corning Incorporated and Avanex Corporation Relating to Photonics of even date herewith (the "Corning IP Agreement"), Avanex has been granted certain license rights in confidential and proprietary information and trade secrets of Corning. Corning retains rights in these certain of its confidential and proprietary information and trade secrets. The Parties wish to set forth their obligations with respect to the use and disclosure of such proprietary and confidential information and trade secrets pursuant to the transaction contemplated by the Corning IP Agreement. Except as noted below, all capitalized terms not defined herein have the meaning ascribed to them in the Corning IP Agreement.

         2. Each Party, on behalf of itself and its Subsidiaries, agrees to treat any Corning Licensed Know-How in accordance with the provisions of this Agreement, and to take or abstain from taking certain other actions herein set forth.

         3. For the purposes of this Confidentiality Agreement only, "Corning Licensed Know-How" does not include information that is or becomes generally available to the public other than as a result of a disclosure in breach of a confidentiality obligation.

         4. Except as provided in Section 5 hereof:

         (e) Avanex shall protect the Corning Licensed Know-How from unauthorized use, dissemination, disclosure and publication by using the same degree of care, but no less than a reasonable degree of care, as the Party uses to protect its own confidential information of a like nature from unauthorized use, dissemination, disclosure and publication;

         (f) Avanex shall not at any time, without the prior written approval of Corning, disclose or reveal any item of Corning Licensed Know How to any person or third party whatsoever except to: (a) employees of Avanex who need know such item of Corning Licensed Know-How in order to perform the obligations or exercise the rights of Avanex granted to Avanex under the Corning IP Agreement, (b) third parties who have a need to know such item of Corning Licensed Know-How in order for Avanex to exercise its rights granted to Avanex under the Corning IP Agreement or fulfill its obligations under the Corning IP Agreement, but only pursuant to a written confidentiality agreement that is at least as protective as those terms found herein;

         (g) Corning shall protect items of Corning Licensed Know-How which are used exclusively or primarily in connection with the manufacture and development of Corning Commercialized OCM Products from unauthorized use, dissemination, disclosure and publication by using the same degree of care, but no less than a reasonable degree of care, as Corning uses to protect other of its own confidential information of a like nature from unauthorized use, dissemination, disclosure and publication; and

         (h) Corning shall not at any time, without the prior written approval of Avanex, disclose or reveal any item of Corning-Licensed Know-How which has use only or primarily in connection with the manufacture and development of Corning Commercialized OCM Products to any person or third party whatsoever except to: (a) employees of Corning who need know such item of Corning Licensed Know-How in order to perform the obligations of Corning, or to exercise the rights granted to and retained by Corning under the Corning IP Agreement, (b) third parties who have a need to know such item of Corning Licensed Know-How in order for Corning to exercise its rights granted to and retained by Corning under the Corning IP Agreement or fulfill its obligations under the Corning IP Agreement, but only pursuant to a written confidentiality agreement that is at least as protective as those terms found herein.

         5. If a Party is required by legal process to make any disclosure that is not permitted by this Agreement, the Party will promptly (and, in any event, before complying with any such requirement) provide the other Party with notice of such requirement so that the other Party may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. Subject to the foregoing, the Party may disclose only that portion of the Corning Licensed Know-How that the Party is legally required to disclose; provided, however, that the Party must cooperate at the other Party's expense in the other Party's effort to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded to any Corning Licensed Know-How so disclosed. In the event that a Party has complied fully with the provision of this paragraph, such disclosure may be made by the Party without any liability hereunder.

         6. No failure by a Party to exercise any right, power or remedy hereunder shall constitute a waiver thereof nor shall any single or partial exercise thereof preclude any further exercise thereof. No amendment, waiver or other modification of any provision of this Agreement shall be effective unless in writing and signed by both of the Parties hereto.

         7. This Agreement and the Corning IP Agreement constitute the entire agreement between the Parties with respect to the subject matter hereof and supercede all prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof. This Agreement does not supersede any prior confidentiality agreement between the parties, including the Confidentiality Agreement dated March 12, 2003, with respect to confidential information which is outside the scope of this Agreement

         8. This Agreement will remain in full force and effect with respect to each item of Corning Licensed Know-How until that item of Corning Licensed Know-How becomes publicly known and made generally available through no breach of this Agreement by a Party.

         9. This Agreement shall be interpreted and construed so as to be consistent with the Corning IP Agreement.

         10. This Agreement shall be governed and construed in accordance with the laws of New York, without regard to choice of law provisions.

         11. This Agreement will bind and inure to the benefit of the Parties hereto and their successors and assigns. Any failure to enforce any provision of this Agreement will not constitute a waiver thereof or of any other provision. This Agreement may not be amended, nor any obligation waived, except by a writing signed by both Parties hereto.

Made and entered into this 31 day of July, 2003.

Avanex Corporation                                 Corning Incorporated

By: /s/ Anthony A. Florence                        By:  /s/ Mark W. Lauroesch

Name: Anthony A. Florence                          Name: Mark W. Lauroesch

Title: Sr. Vice President, Corporate Affairs       Title: Assistant Secretary

                                  EXHIBIT 11.1

                   DCM TRADEMARK QUALITY OBLIGATION MILESTONES

(Capitalized terms not otherwise defined in the IP Agreement are as defined in the Fiber Supply Agreement)

                  (i) Avanex meets at least a [*] percent ([*]%) ship to commit Modules rate during each [*] rolling period during the Term. For purposes of the preceding sentence, "ship to commit" means completed Modules (excluding zero value samples) which meet Avanex's committed ship dates for all of its customers' purchase orders divided by the total shipped Modules for the same period. In administering the preceding sentence, for a purchase order to be counted as a "ship to commit", all Modules in such purchase order have to be shipped by Avanex's committed to ship date. If Avanex fails to "ship to commit" solely because (a) Corning fails to "ship to commit" dispersion compensating optical fiber or (b) any such fiber is in breach of the fiber warranty contained in paragraph 1 of Annex II of the Fiber Supply Agreement, as determined pursuant to the procedures contained in such paragraph 1 of the Fiber Supply Agreement; then in either such event such resulting late Avanex Module shipment shall not count as a failure to "ship to commit" for purposes of this paragraph (i) and such fiber in (a) and (b) shall not be included in the market share calculation in (iv) below.

                  (ii) Each [*] during the Term less than [*] percent ([*]%) of the total volume of Modules shipped during such [*] was returned by Avanex either due to quality deficiencies in or repairs (in either event within the Module contractual warranty period) to Modules (excluding loaned Module samples which are returned). Not to be included in such returns (and not to be included in market share calculation in (iv) below) shall be any returns solely caused by any fiber for such Modules which is in breach of the fiber warranty contained in paragraph 1 of Annex II of the Fiber Supply Agreement, as determined pursuant to the procedures contained in such paragraph 1 of the Fiber Supply Agreement. By way of clarification, such returned Modules may have been shipped either during or before such [*] period.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                  (iii) Avanex is qualified and/or on the approved vendor list to sell (or is capable of selling in commercial quantities) its Modules at all times during the Term to at least the following numbers of leading long haul DWDM systems providers, as determined quarterly by the Dell 'Oro survey: [*] for SMF-28 C band systems, [*] for LEAF C band systems and [*] for LEAF L band systems.

                  (iii)Avanex has maintained a worldwide market share in Module revenues of not less than [*] percent ([*]%) during any [*] during the Term; provided that Corning has been supplying Contract Fiber to Avanex to the extent provided by the Fiber Supply Agreement. For purposes of the preceding sentence, "market share" shall mean the revenue of Avanex's worldwide shipments of Modules divided by the revenue of all worldwide Module shipments, on a quarterly basis. The foregoing restrictions shall apply only while Corning is in compliance with the material provisions of the Fiber Supply Agreement.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.